UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

ALTEON INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16043 (Commission File Number)	13-3304550 (IRS Employer Identification No.)

6 Campus Drive
Parsippany, New Jersey 07054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (201) 934-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

On May 4, 2005, Alteon Inc. issued a press release announcing that at the Rodman & Renshaw Techvest 2nd Annual Global Healthcare Conference held on May 4, 2005, Alteon’s President and Chief Executive Officer Kenneth I. Moch reported encouraging interim results from preclinical toxicity tests of alagebrium, the company’s lead A.G.E. Crosslink Breaker. Mr. Moch also announced that Alteon intends to perform an interim analysis of the ongoing Phase 2b SPECTRA (Systolic Pressure Efficacy and Safety Trial of Alagebrium) trial of alagebrium in patients with uncontrolled systolic hypertension before resuming enrollment of new patients into this trial.

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit.

99.1 Press Release dated May 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTEON INC.
Dated: May 5, 2005

/s/ Judith S. Hedstrom Judith S. Hedstrom Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 4, 2005.